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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
                     THE SECURITIES AND EXCHANGE ACT OF 1934

       Date of Report (Date of Earliest Event Reported): August 31, 1998

                           AMERICA SERVICE GROUP INC.
             (Exact Name of Registrant as Specified in its Charter)

                                    DELAWARE
                 (State or Other Jurisdiction of Incorporation)

      0-19673                                       51-0332317
(Commission File No.)                    (I.R.S. Employer Identification No.)

                          105 Westpark Drive, Suite 300
                           Brentwood, Tennessee 37027
                    (Address of Principal Executive Offices)

                                 (615) 373-3100
              (Registrant's Telephone Number, Including Area Code)




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Item 5. Other Events

       The attached press release of the Registrant is hereby incorporated by reference in this Current Report on Form 8-K.

Item 7. Financial Statements and Exhibits.

   (c) Exhibits:

       99.1 Press Release of America Service Group Inc., dated August 31, 1998.



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                          AMERICA SERVICE GROUP INC.



                                          /s/ MICHAEL CATALANO
                                              ----------------------------------
                                          By: Michael Catalano
                                              President and Chief Executive
                                              Officer

Dated: August 31, 1998